Exhibit 10.3

AMENDMENT NO. 2 TO

RESEARCH AND DEVELOPMENT AGREEMENT

This Amendment No. 2 to Research and Development Agreement, dated February 15, 2013, is entered into by and between INTERCEPT PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, with its registered office at 18 Desbrosses Street, New York, NY 10013, USA (“INTERCEPT”) on the one hand and TES Pharma Srl, a corporation organized and existing under the laws of Italy, with its registered office at Via Settevalli 556, 06129, Perugia, Italy (“TES”) on the other hand.

RECITALS

WHEREAS, INTERCEPT and TES have entered into a Research and Development Agreement, effective as of August 1, 2011 (the “Original Agreement”), as amended by Amendment No. 1 to Research and Development Agreement, dated as of July 27, 2012 (the “First Amendment” and, the Original Agreement as amended by the First Amendment, the “Agreement”);

WHEREAS, the Term (as defined in the Original Agreement) was extended until January 31, 2013 pursuant to the First Amendment;

WHEREAS, the parties have decided to extend such Term.

NOW, THEREFORE, in consideration of the foregoing premises, INTERCEPT and TES hereby agree as follows:

ARTICLE 1:

This Amendment shall be of effect starting on February 1, 2013, and the Term under the Agreement is extended for a six month period starting on February 1, 2013 (hereinafter the “Extended Term”).

Exhibit A of the Original Agreement and Schedule 1 to the First Amendment shall be deleted and replaced in their entirety with Exhibit A attached to this Amendment. During the Extended Term, TES shall conduct research activities as set forth in the Research Program attached as Exhibit A to this Amendment.

TES will allocate for the performance of the research activities: [***] full time equivalent (“FTE”) chemists and [***] FTEs [***] during the Extended Term. INTERCEPT will pay to TES a maximum amount of €500,000 during the Extended Term of the Agreement, provided such FTEs are allocated and activities performed in accordance with the Research Program as amended. Payments will be made in equal installments of €250,000 for each three-month period of service during the Extended Term.

TES shall submit to INTERCEPT (i) an intermediate report after three months from the commencement of the Extended Term and (ii) a final report within 30 days after the end of the Extended Term.

ARTICLE 2:

The second paragraph of Article 5.3 of the Agreement is deleted and replaced in its entirety with the following:

TES covenants that until the later of (a) the end of the Term of the Agreement (as may be further extended) or (b) such date that is the two year anniversary of the date on which Dr. Pellicciari ceases to be a paid consultant to INTERCEPT, for so long as INTERCEPT has not publicly announced that it has ceased (directly and indirectly) developing and marketing all Compounds, TES shall not, itself or through one or more Affiliates or any Third Party, clinically develop, sell, offer for sale, distribute, license, promote or market any chemical entity and/or active ingredient which is a selective or non-selective TGR5 agonist.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 3:

This Amendment shall be governed by and construed under the laws of the State of New York, U.S., without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In witness whereof, the Parties have executed this amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.

/s/ Mark Pruzanski
Name: Mark Pruzanski
Title: President and Chief Executive Officer

TES Pharma Srl

/s/ Graeme Robertson
Name: Graeme Robertson
Title: Amministratore Delegato

[Signature Page – TES Agreement (TGR5)]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

[***]

Exhibit A pg. 1 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit A pg. 2 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit A pg. 3 of 3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.